EXHIBIT 32(b)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Quarterly Report of Campbell Soup Company (the “Company”) on Form 10-Q for the fiscal quarter ended May 3, 2009 (the “Report”), I, B. Craig Owens, Senior Vice President - Chief Financial Officer and Chief Administrative Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 10, 2009

By:	/s/ B. Craig Owens
	Name:	B. Craig Owens
	Title:	Senior Vice President — Chief Financial Officer and Chief Administrative Officer